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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported): June 20, 2001
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                     FIRST BANK CORPORATE CARD MASTER TRUST
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             (Exact name of registrant as specified in its charter)


   United States                     000-22781                  41-1881896
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(State or other jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


               4325 17TH Avenue S.W. Fargo, North Dakota      58103
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               (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code: 701-461-3468
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                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS
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        Pursuant to the Pooling and Servicing Agreement, dated as of February
        1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, U.S. Bank Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of June 15, 2001, which monthly servicer's certificate is attached hereto as Exhibit 99.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
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      (c.)  Exhibits (filed herewith)

            Exhibit 99  Monthly Servicer's Certificate dated June 18, 2001.



                               S I G N A T U R E



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FIRST BANK CORPORATE CARD MASTER TRUST
                             By U.S. BANK NATIONAL ASSOCIATION ND, as Originator

                             By /s/ Daryl Bible
                                ---------------
                                Daryl Bible
                                Executive Vice President & Treasurer




DATE: June 20, 2001
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